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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: OCTOBER 6, 1998
               DATE OF EARLIEST EVENT REPORTED: SEPTEMBER 22, 1998


                               PRIMARK CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-8260
                            (Commission File Number)


                           MICHIGAN                                                        38-2383282
(State or other jurisdiction of incorporation or organization)                (I.R.S. Employer Identification No.)


         1000 WINTER STREET, SUITE 4300N, WALTHAM, MA                                        02451
           (Address of principal executive offices)                                        (Zip Code)


                                  781-466-6611
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

On September 23, 1998, Primark Corporation completed the previously announced sale of all of the outstanding common stock of its heavy aircraft maintenance unit, the Triad International Maintenance Corporation (TIMCO), to Aviation Sales Maintenance, Repair & Overhaul Company, a division of Aviation Sales Company pursuant to a Stock Purchase Agreement dated August 10, 1998 for a cash purchase price of $70 million. As a closing adjustment, Primark has contributed $8 million to TIMCO, which is the approximate amount of cash contributed by TIMCO to Primark since July 1, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
    Financial statements are not required and therefore have not been filed with this Form 8-K.

(b) PRO FORMA FINANCIAL INFORMATION
    Pro forma financial information is not required and therefore has not been filed with this Form 8-K.

(c) EXHIBITS

Exhibit
Number    Description
-------   -----------

  99.1 Stock Purchase Agreement between Primark Corporation and Aviation Sales Maintenance, Repair & Overhaul Company, a division of Aviation Sales Company dated as of August 10, 1998.

  99.2    First Amendment to Stock Purchase Agreement dated September 22, 1998.

  99.3    Press Release dated September 23, 1998.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRIMARK CORPORATION

Date: October 6, 1998                   By: /s/ STEPHEN H. CURRAN
                                            ---------------------------------
                                                   Stephen H. Curran
                                              Executive Vice President and
                                                 Chief Financial Officer
                                              (Principal Financial Officer)